Exhibit 99.1

Contact:	Richard S. Lindahl
Chief Financial Officer
(571) 303-6956
c/o June Connor

CEB SHAREHOLDERS APPROVE MERGER WITH GARTNER, INC.

ARLINGTON, Va., April 4, 2017—CEB Inc. (NYSE: CEB), a best practice insight and technology company, today announced that CEB shareholders approved the definitive merger agreement with Gartner, Inc. (“Gartner”) dated as of January 5, 2017, and the merger transaction, with approximately 87.94 percent of shares outstanding cast in favor of the proposal.

The approval is the result of a vote on the proposals identified in the definitive proxy statement/prospectus, dated March 7, 2017, during a special meeting of shareholders held earlier this morning related to the proposed merger with Gartner.

As announced on January 5, 2017, CEB and Gartner entered into a definitive merger agreement pursuant to which Gartner would acquire CEB in a stock and cash transaction. CEB stockholder approval is a condition to the merger. With approval by CEB shareholders, all approvals required to complete the proposed merger have been received. CEB and Gartner expect to complete the transaction on April 5, 2017.

About CEB

CEB is a best practice insight and technology company. We help companies grow by harnessing their untapped potential. Leaders at more than 10,000 organizations rely on our advisory services and technology solutions to manage their talent, customers and operations. CEB is a trusted partner to nearly 90% of the Fortune 500 and FTSE 100, 80% of the JSE, and more than 70% of the Dow Jones Asian Titans. More at www.cebglobal.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements may contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. CEB’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the Gartner merger consideration to be paid in the merger;

•	the risk that required governmental approvals of the merger will not be obtained;

•	the risk that Gartner following this transaction will not realize its financing or operating strategies;

•	litigation in respect of either CEB or the merger; and

•	disruption from the merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including CEB’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission on March 1, 2017 and those discussed in “Risk Factors” in the S-4/A filed by Gartner with the SEC on March 6, 2017 and in the documents which are incorporated by reference therein. The forward-looking statements in this press release are based on information available to CEB as of the date hereof, and CEB disclaims any obligation to update any forward-looking statements, except as required by law.

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